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                                                                       EXHIBIT 2




        FILED                                                Filing fee
  IN THE OFFICE OF THE                                       Receipt=
SECRETARY OF STATE OF THE
    STATE OF NEVADA

     MAY 15 1996

  No.  10844-96
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                            Articles of Incorporation
                              (PURSUANT TO NRS 78)
                                 STATE OF NEVADA
                               Secretary of State



(For filing office use)                                  (For filing office use)
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/s/ Dean Heller
DEAN HELLER SECRETARY OF STATE
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    IMPORTANT: Read instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

1. NAME OF CORPORATION:  D.W. Group Technologies, Inc.
                       ---------------------------------------------------------
2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)
   Name of resident agent: State Agent and Transfer Syndicate, Inc.
                          ------------------------------------------------------
   Street Address:  318 N. Carson St., Ste. 214       Carson City, NV    89701
                  --------------------------------------------------------------
                    Street No.     Street Name            City              Zip

3. SHARES: (number of shares the corporation is authorized to issue) Number of shares with par value: 2,500,000 Par value: .01
   Number of shares without par value: -0-

4. GOVERNING BOARD: shall be styled as (check one)  X  Directors      Trustees
                                                  -----          -----
   The FIRST BOARD OF DIRECTORS shall consist of 4 members and the names and addresses are as follows (attach additional pages if necessary):

   Dwight Elliot                        4846 S. Kennard Rd., Shirley, IN   47384
   ---------------------------------    ----------------------------------------
   Name                                 Address                 City/State/Zip

   Dwayne Lott                          115 N. Center St.,   Eaton, IN     47338
   ---------------------------------    ----------------------------------------
   Name                                 Address                 City/State/Zip

5. PURPOSE (optional- see reverse side) The purpose of the corporation shall be:
   To engage in any lawful act or activity for which corporations may be organized in Nevada.
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6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached: -1- .

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (Signatures must be notarized) (Attach additional pages if there are more than two incorporators.)


      David E. Mead
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   Name (print)

      459 Bowling Branch Rd., Cottontown, TN 37048
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   Address                      City/State/Zip

      /s/ David E. Mead
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   Signature

   State of       Tennessee              County of   Davidson
           ------------------------               ------------------------------

   This instrument was acknowledged before me on
                                            5- 7-         , 1996 ,  by
   -------------------------------------------------------    ---

   David E. Mead
   -----------------------------------------------------------------------------
                                 Name of Person

   as incorporator
   of  D.W. Group Technologies, Inc.
       -------------------------------------------------------------------------
            (name of party on behalf of whom instrument was executed)

                                                            /s/ illegible
   -----------------------------------------------------------------------------
                            Notary Public Signature


                          (affix notary stamp or seal)
                                 [NOTARY STAMP]







   -----------------------------------------------------------------------------
   Name (print)

   -----------------------------------------------------------------------------
   Address                      City/State/Zip

   -----------------------------------------------------------------------------
   Signature

   State of                              County of
           ------------------------               ------------------------------

   This instrument was acknowledged before me on
                                                          , 19   ,  by
   -------------------------------------------------------    ---


   -----------------------------------------------------------------------------
                                 Name of Person

   as incorporator
   of
       -------------------------------------------------------------------------
            (name of party on behalf of whom instrument was executed)


   -----------------------------------------------------------------------------
                            Notary Public Signature


                          (affix notary stamp or seal)



   CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

   State Agent and Transfer Syndicate, Inc. hereby accept appointment as Resident Agent for the above named corporation.

   /s/ illegible                                        May 10, 1996
   --------------------------------------       --------------------------------
   Signature of Resident Agent                                              Date